UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DOLLAR TREE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Control # V46808-P05217 DOLLAR TREE, INC. 500 VOLVO PKWY CHESAPEAKE, VIRGINIA 23320 DOLLAR TREE, INC. 2024 Annual Meeting Vote by June 19, 2024 11:59 PM ET You invested in DOLLAR TREE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 20, 2024. Virtually at: www.virtualshareholdermeeting.com/DLTR2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually during the Meeting* June 20, 2024 9:00 a.m. Eastern Time For complete information and to vote prior to the meeting, visit www.ProxyVote.com

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V46809-P05217 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. Election of Directors Nominees: 1a. Richard W. Dreiling For 1b. Cheryl W. Grisé For 1c. Daniel J. Heinrich For 1d. Paul C. Hilal For 1e. Edward J. Kelly, III For 1f. Mary A. Laschinger For 1g. Jeffrey G. Naylor For 1h. Winnie Y. Park For 1i. Diane E. Randolph For 1j. Bertram L. Scott For 1k. Stephanie P. Stahl For 2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. For 3. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2024. For 4. Shareholder proposal regarding an independent Board Chairman. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.